EXHIBIT 99.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Viskase Companies, Inc. for the year ended December 31, 2002, I, F. Edward Gustafson, Chairman, Chief Executive Officer and President of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-K of Viskase Companies, Inc. for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of Viskase Companies, Inc. for the year ended December 31, 2002, fairly represents, in all material respects, the financial condition and results of operations of Viskase Companies, Inc.


Date:  March 31, 2003


                              /s/  F. Edward Gustafson
                              ------------------------
                              F. Edward Gustafson
                              Chairman, Chief Executive Officer and President